                                                     PARAMOUNT ACQUISITION CORP.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                                            FINANCIAL STATEMENTS
               FOR THE PERIODS FROM JUNE 1, 2005 (INCEPTION) TO OCTOBER 27, 2005
                                   AND JUNE 1, 2005 (INCEPTION) TO JULY 25, 2005

                           PARAMOUNT ACQUISITION CORP.
                        (A DEVELOPMENT STAGE ENTERPRISE)

        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM          3

        FINANCIAL STATEMENTS

            Balance Sheets                                               4
            Statements of Operations                                     5
            Statements of Changes in Stockholders' Equity                6
            Statements of Cash Flows                                     7

        NOTES TO FINANCIAL STATEMENTS                                 8-12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Paramount Acquisition Corp.

We have audited the accompanying balance sheets of Paramount Acquisition Corp.
(a development stage enterprise) (the "Company") as of October 27, 2005 and July
25, 2005, and the related statements of operations, changes in stockholders'
equity and cash flows for the periods June 1, 2005 (inception) to October 27,
2005 and June 1, 2005 (inception) to July 25, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paramount Acquisition Corp. as of October 27, 2005 and July 25, 2005, and the results of its operations and its cash flows for the periods June 1, 2005 (inception) to October 27, 2005 and
June 1, 2005 (inception) to July 25, 2005, in conformity with United States generally accepted accounting principles.

/s/ Marcum & Kliegman LLP
Marcum & Kliegman LLP
Melville, New York

October 27, 2005
                                       -3-

                                                     PARAMOUNT ACQUISITION CORP.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                                                  BALANCE SHEETS

================================================================================

                                                      October 27,      July 25,
                                                         2005            2005
--------------------------------------------------------------------------------

ASSETS
Current assets:
     Cash                                            $  1,572,893     $  82,500
     Cash held in Trust Fund                           45,050,000            --
     Prepaid expenses                                      13,000            --
                                                     ------------     ---------
          Total current assets                         46,635,893        82,500
     Deferred registration costs                               --        42,500
                                                     ------------     ---------
Total assets                                         $ 46,635,893     $ 125,000
                                                     ============     =========

LIABILITIES AND STOCKHOLDERS' EQUITY
     Current liabilities - accrued expenses          $      2,800     $   1,300
     Due to related party                                  55,421            --
     Note payable, stockholder                            100,000       100,000
                                                     ------------     ---------
          Total liabilities                               158,221       101,300
                                                     ------------     ---------

Common stock, subject to possible conversion,
    1,699,150 shares at conversion value                9,005,495            --
                                                     ------------     ---------

Commitment

Stockholders' equity
     Preferred stock, $.0001 par value, authorized
          1,000,000 shares; none issued                        --            --
     Common stock, $.0001 par value;
          authorized 40,000,000 shares;
          issued and outstanding 8,925,850 shares
               (less 1,699,150 subject to
               possible conversion) and
               2,125,000, respectively                        893           213
     Additional paid-in capital                        37,475,066        24,787
     Deficit accumulated during development stage          (3,782)       (1,300)
                                                     ------------     ---------

          Total stockholders' equity                   37,472,177        23,700
                                                     ------------     ---------
Total liabilities and stockholders' equity           $ 46,635,893     $ 125,000
                                                     ============     =========

   The accompanying notes are an integral part of these financial statements.

                                       -4-

                                                     PARAMOUNT ACQUISITION CORP.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                                        STATEMENTS OF OPERATIONS

================================================================================

                                               Period from       Period from
                                              June 1, 2005       June 1, 2005
                                             (inception) to     (inception) to
                                            October 27, 2005     July 25, 2005
--------------------------------------------------------------------------------

Formation and operating costs                  $     3,782        $     1,300
                                               -----------        -----------

Net loss for the period                        $    (3,782)       $    (1,300)
                                               ===========        ===========

Weighted average shares outstanding              2,182,047          2,125,000
                                               ===========        ===========
Basic and diluted net loss per share           $      (.00)       $      (.00)
                                               ===========        ===========

     The accompanying notes are an integral part of these financial statements.

                                       -5-

                                                     PARAMOUNT ACQUISITION CORP.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                   STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

================================================================================

                                                                                                    Deficit
                                                             Common Stock        Additional       accumulated
                                                             ------------          paid-in        during the
                                                            Shares      Amount     capital     development stage    Total
------------------------------------------------------------------------------------------------------------------------------

Balance, June 1, 2005 (inception)                               --      $  --     $       --         $  --       $      --

Issuance of stock to initial stockholders (Note 6)         2,125,000       213         24,787           --            25,000

Net loss for the period                                         --         --             --          (1,300)         (1,300)

----------------------------------------------------------------------------------------------------------------------------
Balance, July 25, 2005                                     2,125,000       213         24,787         (1,300)         23,700

Sale of 8,500,000 units, net of underwriters'
   discount and offering expenses (includes
   1,699,150 shares subject to possible conversion)        8,500,000       850     46,455,504           --        46,456,354

Proceeds subject to possible conversion of
    1,699,150 shares                                            --        (170)    (9,005,325)          --        (9,005,495)

Proceeds from issuance of option                                --         --             100           --               100

Net loss for the period
July 26, 2005 to October 27, 2005                               --         --             --          (2,482)         (2,482)
----------------------------------------------------------------------------------------------------------------------------
Balance, October 27, 2005                                 10,625,000    $  893    $37,475,066        $(3,782)    $37,472,177
                                                          ==========    ======    ===========        =======     ===========

   The accompanying notes are an integral part of these financial statements.

                                       -6-

                                                     PARAMOUNT ACQUISITION CORP.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                                        STATEMENTS OF CASH FLOWS

================================================================================

                                                                            Period from     Period from
                                                                           June 1, 2005     June 1, 2005
                                                                          (inception) to   (inception) to
                                                                         October 27, 2005   July 25, 2005
---------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
       Net loss                                                            $     (3,782)       $  (1,300)
       Adjustments to reconcile net loss to net cash used in operating activities:
       Prepaid expenses                                                         (13,000)              --
       Accrued expenses                                                           2,800            1,300
                                                                           ------------        ---------
           Net cash used in operating activities                                (13,982)              --
                                                                           ------------        ---------

CASH FLOWS FROM INVESTING ACTIVITIES
     Cash held in Trust Fund                                                (45,050,000)              --
                                                                           ------------        ---------
           Net cash used in investing activities                            (45,050,000)              --
                                                                           ------------        ---------

CASH FLOWS FROM FINANCING ACTIVITIES
     Gross proceeds from initial public offering                             51,000,000               --
     Proceeds from note payable, stockholder                                    100,000          100,000
     Proceeds from sale of shares of common stock                                25,000           25,000
     Proceeds from issuance of option                                               100               --
     Advances from related parties                                               55,421               --
     Payment of deferred offering costs                                      (4,543,646)         (42,500)
                                                                           ------------        ---------

           Net cash provided by financing activities                         46,636,875           82,500
                                                                           ------------        ---------

Net increase in cash                                                          1,572,893           82,500
Cash at beginning of the period                                                      --               --
                                                                           ------------        ---------
Cash at end of the period                                                  $  1,572,893        $  82,500
                                                                           ============        =========

   The accompanying notes are an integral part of these financial statements.

                                       -7-

                                                     PARAMOUNT ACQUISITION CORP.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

1.  ORGANIZATION,          Paramount Acquisition Corp. (the "Company") was
    BUSINESS               incorporated in Delaware on June 1, 2005 as a blank
    OPERATIONS AND         check company whose objective is to acquire an
    SIGNIFICANT            operating business in the healthcare industry.
    ACCOUNTING POLICIES
                           All activity from June 1, 2005 (inception) through
                           October 27, 2005 relates to the Company's formation
                           and initial public offering described below. The
                           Company has selected December 31 as its fiscal
                           year-end.

                           The registration statement for the Company's initial
                           public offering ("Offering") was declared effective
                           October 21, 2005. The Company consummated the
                           offering on October 27, 2005 and received net
                           proceeds of approximately $46,614,584 (Note 2). The
                           Company's management has broad discretion with
                           respect to the specific application of the net
                           proceeds of this Offering, although substantially all
                           of the net proceeds of this Offering are intended to
                           be generally applied toward consummating a business
                           combination with an operating business in the
                           healthcare industry ("Business Combination").
                           Furthermore, there is no assurance that the Company
                           will be able to successfully effect a Business
                           Combination. An amount of $45,050,000 of the net
                           proceeds is being held in an interest-bearing trust
                           account ("Trust Account") until the earlier of (i)
                           the consummation of a Business Combination or (ii)
                           liquidation of the Company. Under the agreement
                           governing the Trust Account, funds will only be
                           invested in United States "government securities"
                           within the meaning of Section 2(a)(16) of the
                           Investment Company Act of 1940 having a maturity of
                           180 days or less, or in money market funds meeting
                           certain conditions under Rule 2a-7 promulgated under
                           the Investment Company Act of 1940. The remaining net
                           proceeds (not held in the Trust Account) may be used
                           to pay for business, legal and accounting due
                           diligence on prospective acquisitions and continuing
                           general and administrative expenses.

                           The Company, after signing a definitive agreement for
                           the acquisition of a target business, will submit
                           such transaction for stockholder approval. In the
                           event that stockholders owning 20% or more of the
                           shares sold in the Offering vote against the Business
                           Combination and exercise their conversion rights
                           described below, the Business Combination will not be
                           consummated.

                                       -8-

                                                     PARAMOUNT ACQUISITION CORP.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

                           All of the Company's stockholders prior to the
                           Offering, including all of the officers and directors
                           of the Company ("Initial Stockholders"), have agreed
                           to vote their 2,125,000 founding shares of common
                           stock in accordance with the vote of the majority in
                           interest of all other stockholders of the Company
                           ("Public Stockholders") with respect to any Business
                           Combination. After consummation of a Business
                           Combination, these voting safeguards will no longer
                           be applicable.

                           With respect to a Business Combination which is
                           approved and consummated, any Public Stockholder who
                           voted against the Business Combination may demand
                           that the Company convert his shares. The per share
                           conversion price will equal the amount in the Trust
                           Account, calculated as of two business days prior to
                           the consummation of the proposed Business
                           Combination, divided by the number of shares of
                           common stock held by Public Stockholders at the
                           consummation of the Proposed Offering. Accordingly,
                           Public Stockholders holding 19.99% of the aggregate
                           number of shares owned by all Public Stockholders may
                           seek conversion of their shares in the event of a
                           Business Combination. Such Public Stockholders are
                           entitled to receive their per share interest in the
                           Trust Account computed without regard to the shares
                           held by Initial Stockholders. Accordingly, a portion
                           of the net proceeds from the offering (19.99% of the
                           amount held in the Trust Account) has been classified
                           as common stock subject to possible conversion in the
                           accompanying October 27, 2005 balance sheet.

                           The Company's Certificate of Incorporation provides
                           for mandatory liquidation of the Company in the event
                           that the Company does not consummate a Business
                           Combination within 18 months from the date of the
                           consummation of the Offering, or 24 months from the
                           consummation of the Offering if certain extension
                           criteria have been satisfied. In the event of
                           liquidation, it is likely that the per share value of
                           the residual assets remaining available for
                           distribution (including Trust Account assets) will be
                           less than the initial public offering price per share
                           in the Offering due to costs related to the Offering
                           and since no value would be attributed to the
                           warrants contained in the units sold (Note 2).

                           The Company considers all highly liquid instruments
                           with maturities of three months or less to be cash
                           equivalents. At October 27, 2005, the Company did not
                           have any cash equivalents. The Company has cash
                           balances in banks in excess of the maximum amounts
                           insured by the FDIC.

                           Deferred income taxes are provided for the
                           differences between the bases of assets and
                           liabilities for financial reporting and income tax
                           purposes. A valuation allowance is established when
                           necessary to reduce deferred tax assets to the amount
                           expected to be realized.

                           Basic loss per share is computed by dividing net loss
                           by the weighted-

                                       -9-

                                                     PARAMOUNT ACQUISITION CORP.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

                           average number of shares of common stock outstanding
                           during the period. Since there are no potentially
                           dilutive securities and there is a net loss, basic
                           and diluted loss per share are identical.

                           The preparation of financial statements in conformity
                           with accounting principles generally accepted in the
                           United States of America requires management to make
                           estimates and assumptions that affect the reported
                           amounts of assets and liabilities at the date of the
                           financial statements and the reported amounts of
                           expenses during the reporting period. Actual results
                           could differ from those estimates.

                           Management does not believe that any recently issued,
                           but not yet effective, accounting standards if
                           currently adopted would have a material effect on the
                           accompanying financial statements.

2.  INITIAL PUBLIC         On October 21, 2005, the Company sold 8,500,000 units
    OFFERING               ("Units") in the Offering at $6.00 per Unit. Each
                           Unit consists of one share of the Company's common
                           stock, $.0001 par value, and two Redeemable Common
                           Stock Purchase Warrants ("Warrants"). Each Warrant
                           entitles the holder to purchase from the Company one
                           share of common stock at an exercise price of $5.00
                           commencing the later of the completion of a Business
                           Combination or one year from the effective date of
                           the Offering and expiring four years from the
                           effective date of the Offering. The Warrants will be
                           redeemable by the Company, upon prior written consent
                           of EarlyBirdCapital, Inc., the representative of the
                           underwriters ("Representative"), at a price of $.01
                           per Warrant upon 30 days' notice after the Warrants
                           become exercisable, only in the event that the last
                           sale price of the common stock is at least $8.50 per
                           share for any 20 trading days within a 30 trading day
                           period ending on the third day prior to the date on
                           which notice of redemption is given. In connection
                           with this Offering, the Company issued an option, for
                           $100, to the Representative to purchase 425,000 Units
                           at an exercise price of $7.50 per Unit. The warrants
                           underlying such Units are exercisable at $6.25 per
                           share. The Company has accounted for the fair
                           value of the option, inclusive of the receipt of the
                           $100 cash payment, as an expense of the public
                           offering resulting in a charge directly to
                           stockholders' equity. The Company estimates that the
                           fair value of this option is approximately $922,250
                           ($2.17 per Unit) using a Black-Scholes option-pricing
                           model. The fair value of the option granted to the
                           Representative is estimated as of the date of grant
                           using the following assumptions: (1) expected
                           volatility of 42.875%, (2) risk-free interest rate of
                           4.03% and (3) expected life of 5 years. The option
                           may be exercised for cash or on a "cashless" basis at
                           the holder's option, such that the holder may use the
                           appreciated value of the option (the difference
                           between the exercise prices of the option and the
                           underlying Warrants and the market price of the Units
                           and underlying securities) to exercise the option
                           without the payment of any cash.

                                      -10-

                                                     PARAMOUNT ACQUISITION CORP.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

3.  NOTE PAYABLE,          In July 2005, the Company issued a $100,000 unsecured
    STOCKHOLDER AND        promissory note to one of its Initial Stockholders.
    DUE TO RELATED PARTY   The note is non interest-bearing and is payable upon
                           the consummation of the Offering from the net
                           proceeds of such Offering.

                           In October 2005, an affiliate of one of the Company's
                           executive officers paid operating expenses of $625
                           and offering expenses of $54,796 (see Note 2) on
                           behalf of the Company. These amounts have been
                           accrued and are payable upon the consummation of the
                           Offering from the net proceeds of such Offering.

4.  COMMITMENT             The Company presently occupies office space provided
                           by an affiliate of the Company's executive officers.
                           Such affiliate has agreed that, until the acquisition
                           of a target business by the Company, it will make
                           such office space, as well as certain office and
                           secretarial services, available to the Company, as
                           may be required by the Company from time to time. The
                           Company has agreed to pay such affiliate $7,500 per
                           month for such services commencing on the effective
                           date of the Offering. The statement of operations for
                           the period ended October 27, 2005 includes $1,500
                           related to this agreement.

                           Pursuant to letter agreements dated July 25, 2005
                           with the Company and the Representative, the Initial
                           Stockholders have waived their right to receive
                           distributions with respect to their founding shares
                           upon the Company's liquidation.

                           The Initial Stockholders have agreed with the
                           Representative that after consummation of the
                           Proposed Offering and within the first three month
                           period after separate trading of the Warrants has
                           commenced, that they or certain of their affiliates
                           or designees will collectively purchase up to
                           $1,750,000 of Warrants in the public marketplace at
                           prices not to exceed $0.70 per Warrant.

                           The Initial Stockholders are entitled to registration
                           rights with respect to their founding shares pursuant
                           to an agreement dated October 21, 2005. The holders
                           of the majority of these shares are entitled to make
                           up to two demands that the Company register these
                           shares at any time commencing three months prior to
                           the third anniversary of the effective date of the
                           Offering. In addition, the Initial Stockholders have
                           certain "piggy-back" registration rights on
                           registration statements filed subsequent to the third
                           anniversary of the effective date of the Offering.

                                      -11-

                                                     PARAMOUNT ACQUISITION CORP.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

5.  PREFERRED STOCK        The Company is authorized to issue 1,000,000 shares
                           of preferred stock with such designations, voting and
                           other rights and preferences as may be determined
                           from time to time by the Board of Directors.

6.  COMMON STOCK           At October 27, 2005, 18,275,000 shares of common
                           stock were reserved for issuance upon exercise of
                           redeemable warrants and the underwriters' unit
                           purchase option.

                                      -12-